Exhibit 10.2

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Increase to Existing Facility Labor Provisional Sum and Decrease to Sales and Use Tax Provisional Sum

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00039 DATE OF CHANGE ORDER: February 12, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Parties agree after analysis of the to-date actual hours spent and the remaining to-go work scope of the Existing Facility, this Change Order will increase the estimated man hours in the Existing Facility Labor Provisional Sum to allow Bechtel to complete the remaining modifications and improvements to the Existing Facility. This is an interim adjustment and the provision will remain open in accordance with Article 2.2 of Schedule EE-2.

2.
Parties agree this Change Order will decrease the Louisiana Sales and Use Tax Provisional Sum to reflect forecasted taxes paid. This is an interim adjustment and the provision will remain open in accordance with Article 2.5 of Schedule EE-2.

3.	The overall cost breakdown for this Change Order is detailed in Exhibit A and described as follows:

a.
The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was Thirty Three Million, Thirty One Thousand, Two Hundred Four U.S. Dollars (U.S. $33,031,204) and 318,030 hours. This Change Order will amend the previous values respectively to *** U.S. Dollars (U.S. $***) and 479,022 hours.

b.
The Previous Louisiana Sales and Use Tax Provisional Sum in Article 2.5 of Attachment EE of the Agreement was Seventy Seven Million, Sixty Seven Thousand, Seven Hundred Eighty Five U.S. Dollars (U.S. $77,067,785). This Change Order will amend the previous value to *** U.S. Dollars (U.S. $***).

c.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $***. This Change Order will increase the Aggregate Provisional Sum amount by $*** and the new value shall be $***.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$3,900,000,000
Net change by previously authorized Change Orders (#0001-00038)		$203,186,957
The Contract Price prior to this Change Order was		$4,103,186,957
The Contract Price will be (increased) by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibits A and B

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ JJ Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ JT Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Projects	Sr. Vice President
Title	Title
March 6, 2015	February 12, 2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Load Shedding and LNG Tank Tie-In Crane

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00040 DATE OF CHANGE ORDER: February 24, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Parties agree Bechtel will engineer, procure, and install a Load Shedding System in the Propane Substation (131N02 and 132N02) and the Utility Substation (125D01).

2.	Exhibit A of this Change Order depicts the Load Shedding Block Diagram. The clouded area in Exhibit A represents Stage 2 scope of work and is not included in this Change Order 00040.

3.	Parties agree Bechtel will utilize the Deep South crane LIEBHERR LTM1220-5.2 to perform the LNG Tank tie-ins. The cost associated with this scope was included in CO-00038 dated January 7, 2015.

4.	The overall cost breakdown for this Change Order is detailed in Exhibit B and described as follows:

a.
The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was Fifty Four Million, Sixty Eight Thousand, Thirty One U.S. Dollars (U.S. $54,068,031) and 479,022 hours. This Change Order will amend the previous values respectively to *** U.S. Dollars (U.S. $***) and 480,634 hours.

b.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $***. This Change Order will increase the Aggregate Provisional Sum amount by $*** and the new value shall be $***.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00039)	$209,432,784
The Contract Price prior to this Change Order was	$4,109,432,784
The Contract Price will be (increased) by this Change Order in the amount of	$1,845,941
The new Contract Price including this Change Order will be	$4,111,278,725

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibits B and C

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ JJ Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ JT Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Projects	Sr. Vice President
Title	Title
March 6, 2015	February 25, 2015
Date of Signing	Date of Signing